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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 14, 2002


                               EPIX MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                       000-21863                   04-3030815
    --------                       ---------                   ----------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
 incorporation)


                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                         ------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 250-6000
                                                           --------------

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ITEM 5.  OTHER EVENTS.

On August 30, 2001, the Registrant announced that Peter Wirth was elected to the Registrant's Board of Directors. Mr. Wirth is currently the Executive Vice President and Chief Legal Officer of Genzyme Corporation where he is responsible for legal and corporate development functions as well as the Genzyme Molecular Oncology and Geltex Pharmaceuticals business units. On September 30, 2001, Luke
B. Evnin resigned as a Director of the Registrant.

On September 27, 2001, the Registrant announced the results of its recently completed Phase II trial that were presented at the XIIIth Annual International Workshop on Magnetic Resonance Angiography in Madison, Wisconsin. Dr. Kent Yucel, Director of Cardiovascular Imaging at Brigham & Women's Medical Center, presented clinical results from the Phase II clinical trial involving the Registrant's lead product in development, MS-325. The trial involved 240 patients at 20 sites in North America and was designed to compare the diagnostic accuracy of five different doses of MS-325-enhanced MRI with that of X-ray angiography in the aortoiliac vascular bed. The study confirmed that the appropriate dose is the dose being administered in the Phase III trials that are underway.

The Registrant had planned to conduct two 300-patient Phase III trials of MS-325 in the aortoiliac vascular bed. Enrollment in the first Phase III trial was completed as of September 27, 2001 and the Registrant plans to release the results of this trial early in 2002. The second aortioliac Phase III trial will be complete upon the enrollment of only 150 patients. Based on the Registrant's agreement with the U.S. Food and Drug Administration to expand MS-325's target indication to include other vascular beds, the Registrant is submitting protocols to the U.S. Food and Drug Administration to add arteries in the foot and the renal arteries to the MS-325 Phase III program. As a result of these changes, the Registrant expects to complete enrollment of these Phase III trials in the third quarter of 2002.

The Registrant is filing a form of Placement Agency Agreement in connection with Registrant's Registration Statement on Form S-3 (Reg No. 333-41782).

The press release announcing the election of Peter Wirth to the Board of Directors of the Registrant, the press release announcing the results of the Registrant's Phase II clinical trial and the form of Placement Agency Agreement are each filed as exhibits to this Form 8-K, and are incorporated by reference into this Item 5. The foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.1  Form of Placement Agency Agreement

99.1  Press Release of the Registrant, dated August 30, 2001

99.2  Press Release of the Registrant, dated September 27, 2001


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EPIX MEDICAL, INC.
                                               (Registrant)



Date: January 14, 2002                      /s/ Stephen C. Knight
                                            -----------------------------------
                                            Stephen C. Knight
                                            President


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
     10.1         Form of Placement Agency Agreement

     99.1         Press Release of the Registrant, dated August 30, 2001

     99.2         Press Release of the Registrant, dated September 27, 2001


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